UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

InvestEd Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2011

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

CONTENTS

InvestEd Portfolios

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy Funds InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence, as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy Funds InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2	ANNUAL REPORT	2011

PRESIDENT’S LETTER

InvestEd Portfolios	DECEMBER 31, 2011 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Since our last report to you, the economic recovery has continued, albeit slowly, while the financial markets recorded some of their most rapid moves since the financial crisis of 2008. Investors around the globe became increasingly cautious, driven by fears of another global economic downturn. Lower confidence and greater uncertainty brought significant market volatility most of the calendar year.

Several important and unusual events slowed growth during the period, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from this event reverberated around the world. However, Japan’s economy did recover more quickly than forecast and major manufacturers were returning to normal output by mid-2011. A protracted debate in the U.S. about an extension of the debt ceiling, increasing concerns about slowing economic growth in China and other emerging markets, and the deepening European debt crisis added to uncertainty. Political unrest intensified in the Middle East and North Africa during the so-called “Arab Spring,” causing oil prices to rise sharply.

Fears about U.S. economic growth rose in August when Standard & Poor’s issued a downgrade of the U.S.’s credit rating to below AAA and the Federal Reserve reduced its assessment for growth. Markets responded swiftly, staging a sharp decline. The economic recovery, however, surprisingly began to regain traction toward year end. U.S. gross domestic product (GDP) growth was 2.8 percent for the final calendar quarter of 2011, compared to 1.8 percent in the third quarter, 1.3 percent in the second quarter, and 0.4 percent in the first quarter of the calendar year.

Against this volatile but improving backdrop, the S&P 500 Index gained 2.11 percent in the year ended Dec. 31, 2011, while international markets, as represented by the MSCI EAFE Index, declined 12.11 percent during the period. By contrast, fixed-income markets, as measured by the Citigroup Broad Investment Grade Index, returned 7.85 percent over the period.

Numerous issues remain, including government debt and budget problems here and in the euro zone, Middle East unrest and politics in Europe and the U.S. Nonetheless, we see some important positive trends. Economic indicators in the U.S. are still improving. Unemployment is still too high, but job creation is looking better. Interest rates are still low, Federal Reserve and government policy is accommodative, and many companies are reporting high levels of available cash and strong profits.

These conditions, combined with very reasonable stock valuations, provide an environment in which historically equities have fared very well. Given no unexpected setbacks, the probabilities are for a better experience for investors in the coming year than that realized in 2011.

Economic Snapshot

	12/31/11	12/31/10
S&P 500 Index	1,257.60	1,257.64
MSCI EAFE Index	1,412.55	1,658.29
Citigroup Broad Investment Grade Index (annualized yield to maturity)	1.97%	2.81%
U.S. unemployment rate	8.5%	9.4%
30-year fixed mortgage rate	4.0%	4.7%
Oil price per barrel	$98.83	$91.55

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2011	ANNUAL REPORT	3

MANAGEMENT DISCUSSION

InvestEd Portfolios	DECEMBER 31, 2011 (UNAUDITED)

Michael L. Avery	Ryan F. Caldwell	On the pages that follow, Michael L. Avery and Ryan F. Caldwell, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2011. Mr. Avery has 33 years of industry experience and has managed the Portfolios since inception. Mr. Caldwell joined the team in January 2007 and our investment management organization in 2000. He has 14 years of industry experience.

Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to three benchmark indexes, as shown below. The S&P 500 Index represents large- and medium-sized U.S. stocks. The Citigroup Broad Investment Grade Index represents bonds with ratings of BBB or higher. The Citigroup Short-Term Index for 1 Month Certificates of Deposit represents cash.

Performance Summary as of Dec. 31, 2011

One-Year Total Returns
InvestEd Growth Portfolio
Including Sales Charge	–10.03%
Without Sales Charge	–4.54%
InvestEd Balanced Portfolio
Including Sales Charge	–7.92%
Without Sales Charge	–2.30%
InvestEd Conservative Portfolio
Including Sales Charge	–0.86%
Without Sales Charge	3.54%
Benchmark Performance
S&P 500 Index	2.11%
Citigroup Broad Investment Grade Index	7.85%
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.21%

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Note: As of October 10, 2011, the names of the Waddell & Reed InvestEd Portfolios were changed to the InvestEd Portfolios. This name change did not change the management or investment strategy of any of the underlying age-based portfolios or individual portfolios.

Portfolio modifications

During the fiscal year we made modifications to all three InvestEd Portfolios in response to the changing market environment. We made a significant change early in the year to the InvestEd Conservative Portfolio, which had been fully invested in Waddell & Reed Advisors Cash Management, to reallocate to the Waddell & Reed Advisors Bond Fund, Waddell & Reed Advisors Global Bond Fund and Waddell & Reed Advisors High Income Fund. This change in fixed-income allocation benefited all three Portfolios. We made these changes in line with the Portfolio’s conservative objective and to help it participate in a bond market rally that continued most of the year. Similar shifts to reduce cash positions also were made in the InvestEd Growth Portfolio and InvestEd Balanced Portfolio as the year opened. We markedly increased the allocations in those Portfolios to several underlying equity funds, in line with our expectations for potential gains in that asset class. However, the equities market was roiled by domestic and global economic turmoil, and ultimately returned a very small gain for the year, as demonstrated by the benchmark’s return.

We made defensive modifications late in the year to the InvestEd Growth Portfolio and InvestEd Balanced Portfolio, reducing the Portfolios’ stakes in several equity funds. These changes were based on renewed sharp volatility in the equity market, and led us to increase positions in underlying fixed-income funds. The higher credit quality of the Waddell & Reed Advisors Bond Fund — which only slightly underperformed the fixed-income benchmark index for the period — protected it from much of the credit sell off that occurred at the end of the third quarter. Its performance provided the Portfolios with some offset to the negative performance of the underlying equity funds, but not enough to generate positive performance for the year. Large-cap stocks generally fared better than the smaller cap stocks for the year, and the underlying Waddell & Reed Advisors Vanguard Fund’s return basically matched the S&P 500 Index benchmark for equities. But this performance did not offset negative returns in underlying international, small-cap and mid-cap equity funds in the growth and balanced Portfolios, leading to overall underperformance against the benchmark.

Uncertainty in volatile markets

Equity markets were volatile during the 12-month period ended December 31, 2011. Investors around the globe became increasingly risk averse, driven by fears of another global economic downturn, which reduced confidence. In addition, several factors converged to slow economic growth, including one of the worst natural disasters of our time in Japan in March. Supply chain disruptions from this earthquake and its aftermath were felt around the world. Japan’s economy, however, recovered more quickly than forecast and major manufacturers were returning to normal output by mid-year.

The contentious debate in the U.S. Congress about an extension of the debt ceiling, which came to a head in late summer; the increasing concerns about slowing economic growth in China and other emerging markets; and the deepening European

4	ANNUAL REPORT	2011

sovereign debt crisis all caused further market uncertainty and disruption. Political unrest intensified in the Middle East and North Africa during the year, prompting government changes in several countries and driving oil prices higher early in the period. These often-violent conflicts further unsettled financial markets. Fears about U.S. political process increased in late summer after Standard & Poor’s downgraded the U.S. credit rating from its AAA level for the first time in history. U.S. Treasury bonds continued their rally to much lower yields, despite the credit downgrade.

U.S. equity markets turned even more volatile in the third quarter, giving back most of the gains made early in the year as fears increased about Europe’s debt crisis, the U.S. credit downgrade and the global economy. Based on the S&P 500 Index, equities did not reach a classic “bear market” – defined as a 20 percent decline — but did fall meaningfully during the July-August period. Markets ultimately shrugged off the U.S. credit downgrade, however, and the U.S. continued to be considered a safe-haven currency investment option through the year. The bond market in August also saw the beginnings of this “flight to quality” take place, and Treasury bonds rallied significantly through the end of September, keeping yields low.

The equities rallied sharply in the fourth quarter as continued strength in corporate profits and improving U.S. economic data outweighed the ongoing concerns about eurozone debt and the slowing growth expectations in emerging markets. Stock correlations remained at elevated levels late in the year, highlighting the fact that macro events continued to affect stock prices as much as, if not more than, individual company fundamentals. The U.S. economy did continue to grow during 2011, but slowly. Actions late in the year by the European Central Bank in response to the region’s sovereign debt crisis amounted to aggressive monetary easing. While these moves were welcomed, the markets at year-end still awaited a long-term resolution to the crisis, especially for Greece.

Potential for improving outlook

Despite a “double-dip” scare early in the year, a recession did not return to the U.S. in 2011 and we do not expect one in 2012. Amid the changing news and uncertainty, with many investors selling on the lows or holding cash at historically low rates, we’ve seen something behind the headlines: Economic fundamentals in the U.S. are steadily improving. And this is leading to a more positive outlook for the year. Recent data on housing, auto sales, employment and business/consumer confidence have been encouraging. The Federal Reserve has indicated it will keep interest rates at current levels in the coming year and beyond, which means money will remain very inexpensive.

U.S. politics will be of major importance during the year and attract considerable market attention. Regardless of the outcome of the election, however, we think the U.S. will need to move toward more fiscal responsibility over the long term.

When fixed-income investors perceive that U.S. inflationary pressures are building, leading to an expected future rise in interest rates, we think they will be forced to move out of fixed-income investments or face the risk of leaving money tied up in investments paying comparatively low yields. If this reallocation occurs, we think equities are likely to benefit, particularly in relation to fixed-income investments.

We continue to see potential opportunity with investments that stand to benefit from the expanding middle-class populations in emerging markets. We think these populations in countries such as China, India, Russia and Brazil will continue to try to create a standard of living closer to that of the U.S. Such countries will require vast amounts of infrastructure and increasingly productive economies to reach this goal. We think these trends are likely to drive consumer-facing companies and infrastructure companies serving these markets. Looking forward, we expect easing interest rates and monetary policies in the emerging markets in 2012. We believe this combination of factors could be a favorable development for our investments in companies focused on the emerging markets.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

2011	ANNUAL REPORT	5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

InvestEd Portfolios (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the sales load at the time of the investment and by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
1-year period ended 12-31-11	-10.03%	-7.92%	-0.86%
5-year period ended 12-31-11	1.35%	1.11%	3.32%
10-year period ended 12-31-11	4.26%	3.67%	3.25%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 5.75% for Growth and Balanced and 4.25% for Conservative.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

6	ANNUAL REPORT	2011

ILLUSTRATION OF PORTFOLIO EXPENSES

InvestEd Portfolios	(UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Waddell & Reed Advisors Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2011.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)
Portfolio	Beginning Account Value 6-30-11	Ending Account Value 12-31-11	Expenses Paid During Period*	Beginning Account Value 6-30-11	Ending Account Value 12-31-11	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
InvestEd Growth Portfolio	$1,000	$901.30	$1.24	$1,000	$1,023.95	$1.32	0.25%
InvestEd Balanced Portfolio	$1,000	$936.40	$1.26	$1,000	$1,023.95	$1.32	0.25%
InvestEd Conservative Portfolio	$1,000	$1,014.20	$1.31	$1,000	$1,023.95	$1.32	0.25%

*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2011, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

2011	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

InvestEd Portfolios	ALL DATA IS AS OF DECEMBER 31, 2011 (UNAUDITED)

InvestEd Growth Portfolio – Asset Allocation

Waddell & Reed Advisors Vanguard Fund, Class Y	19.9%
Waddell & Reed Advisors International Growth Fund, Class Y	19.7%
Waddell & Reed Advisors Small Cap Fund, Class Y	15.0%
Waddell & Reed Advisors New Concepts Fund, Class Y	10.2%
Waddell & Reed Advisors Government Securities Fund, Class Y	10.1%
Waddell & Reed Advisors Bond Fund, Class Y	10.1%
Waddell & Reed Advisors Global Bond Fund, Class Y	10.0%
Waddell & Reed Advisors Cash Management, Class A	5.0%

InvestEd Balanced Portfolio – Asset Allocation

Waddell & Reed Advisors Bond Fund, Class Y	20.2%
Waddell & Reed Advisors Global Bond Fund, Class Y	20.1%
Waddell & Reed Advisors Government Securities Fund, Class Y	15.1%
Waddell & Reed Advisors Core Investment Fund, Class Y	14.9%
Waddell & Reed Advisors Vanguard Fund, Class Y	9.9%
Waddell & Reed Advisors International Growth Fund, Class Y	9.8%
Waddell & Reed Advisors New Concepts Fund, Class Y	5.1%
Waddell & Reed Advisors Cash Management, Class A	4.9%

InvestEd Conservative Portfolio – Asset Allocation

Waddell & Reed Advisors Bond Fund, Class Y	40.1%
Waddell & Reed Advisors Global Bond Fund, Class Y	39.9%
Waddell & Reed Advisors Government Securities Fund, Class Y	15.1%
Waddell & Reed Advisors Cash Management, Class A	4.9%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

8	ANNUAL REPORT	2011

SCHEDULE OF INVESTMENTS

InvestEd Portfolios (in thousands)	DECEMBER 31, 2011

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	1,770	$11,452
Waddell & Reed Advisors Cash Management, Class A	5,626	5,626
Waddell & Reed Advisors Global Bond Fund, Class Y	2,919	11,382
Waddell & Reed Advisors Government Securities Fund, Class Y	1,970	11,486
Waddell & Reed Advisors International Growth Fund, Class Y	2,560	22,401
Waddell & Reed Advisors New Concepts Fund, Class Y	1,178	11,567
Waddell & Reed Advisors Small Cap Fund, Class Y (A)	1,202	16,999
Waddell & Reed Advisors Vanguard Fund, Class Y (A)	2,644	22,636

TOTAL AFFILIATED MUTUAL FUNDS – 100.0%		$113,549
(Cost: $118,099)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1–3–12 (B)	$166	$166

(Cost: $166)

TOTAL INVESTMENT SECURITIES – 100.1%		$113,715
(Cost: $118,265)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(168)

NET ASSETS – 100.0%		$113,547

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$113,549	$—	$—
Short-Term Securities	—	166	—

Total	$113,549	$166	$—

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	3,389	$21,929
Waddell & Reed Advisors Cash Management, Class A	5,388	5,388
Waddell & Reed Advisors Core Investment Fund, Class Y	2,843	16,264
Waddell & Reed Advisors Global Bond Fund, Class Y	5,589	21,797
Waddell & Reed Advisors Government Securities Fund, Class Y	2,828	16,487
Waddell & Reed Advisors International Growth Fund, Class Y	1,226	10,728
Waddell & Reed Advisors New Concepts Fund, Class Y	564	5,536
Waddell & Reed Advisors Vanguard Fund, Class Y (A)	1,266	10,839

TOTAL AFFILIATED MUTUAL FUNDS – 100.0%		$108,968
(Cost: $112,176)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1–3–12 (B)	$71	$71

(Cost: $71)

TOTAL INVESTMENT SECURITIES – 100.1%		$109,039
(Cost: $112,247)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(73)

NET ASSETS – 100.0%		$108,966

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$108,968	$—	$—
Short-Term Securities	—	71	—

Total	$108,968	$71	$—

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS

InvestEd Portfolios (in thousands)	DECEMBER 31, 2011

InvestEd Conservative Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Waddell & Reed Advisors Bond Fund, Class Y	4,232	$27,380
Waddell & Reed Advisors Cash Management, Class A	3,363	3,363
Waddell & Reed Advisors Global Bond Fund, Class Y	6,978	27,214
Waddell & Reed Advisors Government Securities Fund, Class Y	1,773	10,336

TOTAL AFFILIATED MUTUAL FUNDS – 100.0%		$68,293
(Cost: $67,964)

SHORT-TERM SECURITIES – 1.0%	Principal
Master Note
Toyota Motor Credit Corporation, 0.136%, 1–3–12 (A)	$696	$696

(Cost: $696)

TOTAL INVESTMENT SECURITIES – 101.0%		$68,989
(Cost: $68,660)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0%)		(699)

NET ASSETS – 100.0%		$68,290

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2011. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2011. See Note 1 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$68,293	$—	$—
Short-Term Securities	—	696	—

Total	$68,293	$696	$—

See Accompanying Notes to Financial Statements.

10	ANNUAL REPORT	2011

STATEMENTS OF ASSETS AND LIABILITIES

InvestEd Portfolios	AS OF DECEMBER 31, 2011

(In thousands, except per share amounts)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
ASSETS
Investments in affiliated mutual funds at market value+	$113,549	$108,968	$68,293
Investments in unaffiliated securities at market value+	166	71	696
Investments at Market Value	113,715	109,039	68,989
Cash	10	8	7
Investment securities sold receivable	—	66	46
Dividends and interest receivable	28	41	25
Capital shares sold receivable	285	262	106
Total Assets	114,038	109,416	69,173

LIABILITIES
Investment securities purchased payable	205	96	25
Capital shares redeemed payable	282	350	856
Trustees fees payable	3	2	1
Distribution and service fees payable	1	2	1
Total Liabilities	491	450	883
Total Net Assets	$113,547	$108,966	$68,290

NET ASSETS
Capital paid in (shares authorized – unlimited)	$114,548	$110,357	$68,304
Undistributed (distributions in excess of) net investment income	(2)	(5)	2
Accumulated net realized gain (loss)	3,551	1,822	(345)
Net unrealized appreciation (depreciation)	(4,550)	(3,208)	329
Total Net Assets	$113,547	$108,966	$68,290

CAPITAL SHARES OUTSTANDING	10,378	10,261	6,481

NET ASSET VALUE PER SHARE	$10.94	$10.62	$10.54

+COST
Investments in affiliated mutual funds at cost	$118,099	$112,176	$67,964
Investments in unaffiliated securities at cost	166	71	696

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	11

STATEMENTS OF OPERATIONS

InvestEd Portfolios	FOR THE YEAR ENDED DECEMBER 31, 2011

(In thousands)	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual funds	$909	$1,625	$2,486
Interest and amortization from unaffiliated securities	— *	— *	1
Total Investment Income	909	1,625	2,487

EXPENSES
Distribution and service fees	307	268	166
Net Investment Income	602	1,357	2,321

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	7,419	4,493	(434)
Distributions of realized capital gains from affiliated mutual funds	3,659	1,900	89
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	(17,163)	(10,304)	329
Net Realized and Unrealized Loss	(6,085)	(3,911)	(16)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,483)	$(2,554)	$2,305

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2011

STATEMENTS OF CHANGES IN NET ASSETS

InvestEd Portfolios

	InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio
(In thousands)	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10	Year ended 12-31-11	Year ended 12-31-10
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$602	$854	$1,357	$859	$2,321	$515
Net realized gain (loss) on investments	11,078	(626)	6,393	876	(345)	4,071
Net change in unrealized appreciation (depreciation)	(17,163)	15,907	(10,304)	6,769	329	(2,687)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,483)	16,135	(2,554)	8,504	2,305	1,899
Distributions to Shareholders From:
Net investment income	(1,783)	(204)	(1,471)	(1,111)	(2,318)	(518)
Net realized gains	(6,317)	(1,167)	(4,731)	(935)	—	(4,047)
Total Distributions to Shareholders	(8,100)	(1,371)	(6,202)	(2,046)	(2,318)	(4,565)
Capital Share Transactions	(1,634)	(4,596)	13,985	8,592	4,865	7,885
Net Increase (Decrease) in Net Assets	(15,217)	10,168	5,229	15,050	4,852	5,219
Net Assets, Beginning of Period	128,764	118,596	103,737	88,687	63,438	58,219
Net Assets, End of Period	$113,547	$128,764	$108,966	$103,737	$68,290	$63,438
Undistributed (distributions in excess of) net investment income	$(2)	$946	$(5)	$(1)	$2	$(1)

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	13

FINANCIAL HIGHLIGHTS

InvestEd Portfolios	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Growth Portfolio
Year ended 12-31-2011	$12.34	$0.06	(2)	$(0.62)	$(0.56)	$(0.19)	$(0.65)	$(0.84)
Year ended 12-31-2010	10.93	0.08		1.46	1.54	(0.02)	(0.11)	(0.13)
Year ended 12-31-2009	9.05	0.19		2.07	2.26	(0.19)	(0.19)	(0.38)
Year ended 12-31-2008	13.63	0.22		(3.75)	(3.53)	(0.24)	(0.81)	(1.05)
Year ended 12-31-2007	13.92	0.21		1.48	1.69	(0.27)	(1.71)	(1.98)

InvestEd Balanced Portfolio
Year ended 12-31-2011	11.53	0.14	(2)	(0.41)	(0.27)	(0.15)	(0.49)	(0.64)
Year ended 12-31-2010	10.77	0.09		0.90	0.99	(0.12)	(0.11)	(0.23)
Year ended 12-31-2009	9.45	0.21		1.33	1.54	(0.21)	(0.01)	(0.22)
Year ended 12-31-2008	12.49	0.25		(2.57)	(2.32)	(0.26)	(0.46)	(0.72)
Year ended 12-31-2007	12.71	0.28		1.08	1.36	(0.32)	(1.26)	(1.58)

InvestEd Conservative Portfolio
Year ended 12-31-2011	10.54	0.37	(2)	0.00	0.37	(0.37)	—	(0.37)
Year ended 12-31-2010	10.98	0.09		0.27	0.36	(0.09)	(0.71)	(0.80)
Year ended 12-31-2009	10.43	0.14		0.55	0.69	(0.14)	—	(0.14)
Year ended 12-31-2008	10.52	0.19		(0.03)	0.16	(0.19)	(0.06)	(0.25)
Year ended 12-31-2007	10.66	0.36		0.29	0.65	(0.37)	(0.42)	(0.79)

(1)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(2)	Based on average weekly shares outstanding.

14	ANNUAL REPORT	2011

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
InvestEd Growth Portfolio
Year ended 12-31-2011	$10.94	-4.54%	$114	0.25%	0.49%	69%
Year ended 12-31-2010	12.34	14.13	129	0.25	0.71	61
Year ended 12-31-2009	10.93	24.96	119	0.25	1.83	24
Year ended 12-31-2008	9.05	-25.87	103	0.25	1.73	18
Year ended 12-31-2007	13.63	12.41	146	0.25	1.34	29

InvestEd Balanced Portfolio
Year ended 12-31-2011	10.62	-2.30	109	0.25	1.26	107
Year ended 12-31-2010	11.53	9.23	104	0.25	0.91	77
Year ended 12-31-2009	10.77	16.31	89	0.25	2.19	28
Year ended 12-31-2008	9.45	-18.50	76	0.25	2.11	33
Year ended 12-31-2007	12.49	10.84	97	0.25	2.06	17

InvestEd Conservative Portfolio
Year ended 12-31-2011	10.54	3.54	68	0.25	3.49	125
Year ended 12-31-2010	10.54	3.31	63	0.25	0.83	107
Year ended 12-31-2009	10.98	6.62	58	0.25	1.37	103
Year ended 12-31-2008	10.43	1.56	50	0.25	1.94	47
Year ended 12-31-2007	10.52	6.15	41	0.25	3.65	30

See Accompanying Notes to Financial Statements.

2011	ANNUAL REPORT	15

NOTES TO FINANCIAL STATEMENTS

InvestEd Portfolios	DECEMBER 31, 2011

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

InvestEd Portfolios, a Delaware statutory trust (the Trust) (formerly the Waddell & Reed InvestEd Portfolios), is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio (each, a Portfolio) are series of the Trust. Each Portfolio is a fund of funds that invests primarily in a combination of other funds (underlying funds) managed by Waddell & Reed Investment Management Company (WRIMCO). The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

The Ivy Funds InvestEd 529 Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (Trust Fund). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Portfolios of the Trust and other investment options. Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (W&R), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Investments Valuation. Investments in affiliated mutual funds within the Waddell & Reed Advisors Funds family are valued at their net asset value as reported by the underlying funds. Short-term debt securities are valued at amortized cost, which approximates market value.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – unadjusted quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

There were no Level 3 securities owned during the year ended December 31, 2011. There were no significant transfers between Levels 1 and 2 during the year ended December 31, 2011.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security, and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended

16	ANNUAL REPORT	2011

December 31, 2011, management believes that no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2007.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain of the underlying funds may have a concentration of risk, which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

New Accounting Pronouncements. In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Portfolios’ financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Portfolios’ financial statements.

Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by WRIMCO, a wholly owned subsidiary of W&R.

WRIMCO serves as each Portfolio’s investment advisor. The Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds. Each Portfolio pays advisory fees to WRIMCO indirectly, as shareholders in the underlying funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the underlying funds.

As principal underwriter for each Portfolio’s shares, W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder’s redemption amount and paid to W&R. During the year ended December 31, 2011, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd Growth Portfolio	$620	$—	*	$493
InvestEd Balanced Portfolio	459	—	*	310
InvestEd Conservative Portfolio	112	—	*	87

*	Not shown due to rounding.
(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

2011	ANNUAL REPORT	17

3.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year ended December 31, 2011, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities, were as follows:

	Purchases	Sales
InvestEd Growth Portfolio	$85,927	$91,403
InvestEd Balanced Portfolio	126,354	115,322
InvestEd Conservative Portfolio	87,618	82,632

4.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2011 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
InvestEd Growth Portfolio	$118,288	$896	$5,469	$(4,573)
InvestEd Balanced Portfolio	112,265	767	3,993	(3,226)
InvestEd Conservative Portfolio	68,666	1,212	889	323

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2011 and the post-October and late-year ordinary activity were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
InvestEd Growth Portfolio	$1,991	$—	$6,109	$3,575	$—	$—	$—
InvestEd Balanced Portfolio	1,471	2	4,731	1,835	—	—	—
InvestEd Conservative Portfolio	2,318	2	—	—	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2011 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year end subject to the Modernization Act is December 31, 2011. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable portfolios electing to be taxed as a RIC during the year ended December 31, 2011:

	Pre-Enactment							Post-Enactment
Portfolio	2012	2013	2014	2015	2016	2017	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
InvestEd Growth Portfolio	$—	$—	$—	$—	$—	$—	$—	$—	$—
InvestEd Balanced Portfolio	—	—	—	—	—	—	—	—	—
InvestEd Conservative Portfolio	—	—	—	—	—	—	—	338	—

18	ANNUAL REPORT	2011

5.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	InvestEd Growth Portfolio				InvestEd Balanced Portfolio
	Year ended 12-31-11		Year ended 12-31-10		Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,669	$20,347	1,718	$19,479	2,723	$31,086	2,359	$26,178
Shares issued in reinvestment of distributions to shareholders	737	8,041	111	1,370	581	6,142	178	2,046
Shares redeemed	(2,466)	(30,022)	(2,241)	(25,445)	(2,041)	(23,243)	(1,772)	(19,632)
Net increase (decrease)	(60)	$(1,634)	(412)	$(4,596)	1,263	$13,985	765	$8,592

	InvestEd Conservative Portfolio
	Year ended 12-31-11		Year ended 12-31-10
	Shares	Value	Shares	Value
Shares issued from sale of shares	2,235	$23,974	1,659	$18,725
Shares issued in reinvestment of distributions to shareholders	221	2,318	433	4,565
Shares redeemed	(1,995)	(21,427)	(1,373)	(15,405)
Net increase	461	$4,865	719	$7,885

6.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2011 follows:

	12-31-10 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/ (Loss)(1)	Distributions Received	12-31-11 Share Balance	12-31-11 Market Value
InvestEd Growth Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	—	$11,937	$469	$1	$152	1,770	$11,452
Waddell & Reed Advisors Cash Management, Class A	39,617	1,087	35,078	—	2	5,626	5,626
Waddell & Reed Advisors Global Bond Fund, Class Y	—	11,923	399	— *	193	2,919	11,382
Waddell & Reed Advisors Government Securities Fund, Class Y	—	12,011	469	101	87	1,970	11,486
Waddell & Reed Advisors International Growth Fund, Class Y	4,153	3,229	13,901	3,583	475	2,560	22,401
Waddell & Reed Advisors New Concepts Fund, Class Y	1,202	14,989	13,342	3,325	—	1,178	11,567
Waddell & Reed Advisors Small Cap Fund, Class Y(2)	880	9,001	2,845	2,698	—	1,202	16,999
Waddell & Reed Advisors Vanguard Fund, Class Y(2)	2,442	21,750	17,481	1,370	—	2,644	22,636
				$11,078	$909		$113,549

InvestEd Balanced Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	—	$22,320	$701	$27	$358	3,389	$21,929
Waddell & Reed Advisors Cash Management, Class A	57,619	7,172	59,403	—	2	5,388	5,388
Waddell & Reed Advisors Core Investment Fund, Class Y	—	25,398	7,447	573	150	2,843	16,264
Waddell & Reed Advisors Global Bond Fund, Class Y	—	23,662	1,455	(6)	517	5,589	21,797
Waddell & Reed Advisors Government Securities Fund, Class Y	—	16,796	284	144	109	2,828	16,487
Waddell & Reed Advisors High Income Fund, Class Y	—	5,989	5,989	(366)	262	—	—
Waddell & Reed Advisors International Growth Fund, Class Y	1,752	2,109	5,498	1,322	227	1,226	10,728
Waddell & Reed Advisors New Concepts Fund, Class Y	1,013	11,894	15,369	1,991	—	564	5,536
Waddell & Reed Advisors Vanguard Fund, Class Y(2)	2,060	11,014	14,683	2,708	—	1,266	10,839
				$6,393	$1,625		$108,968

InvestEd Conservative Portfolio
Waddell & Reed Advisors Bond Fund, Class Y	—	$31,411	$5,231	$214	$838	4,232	$27,380
Waddell & Reed Advisors Cash Management, Class A	63,412	1,560	61,609	—	2	3,363	3,363
Waddell & Reed Advisors Global Bond Fund, Class Y	—	32,335	4,235	9	1,044	6,978	27,214
Waddell & Reed Advisors Government Securities Fund, Class Y	—	10,784	464	92	59	1,773	10,336
Waddell & Reed Advisors High Income Fund, Class Y	—	11,528	11,527	(660)	543	—	—
				$(345)	$2,486		$68,293

*	Not shown due to rounding.
(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.
(2)	No dividends were paid during the preceding 12 months.

2011	ANNUAL REPORT	19

7.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

20	ANNUAL REPORT	2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

InvestEd Portfolios

To the Shareholders and Board of Trustees of InvestEd Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the InvestEd Portfolios (the “Trust”) (formerly the “Waddell & Reed InvestEd Portfolios”) comprising the InvestEd Growth Portfolio, InvestEd Balanced Portfolio, and InvestEd Conservative Portfolio, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the InvestEd Portfolios as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 21, 2012

INCOME TAX INFORMATION (UNAUDITED)

InvestEd Portfolios	AMOUNTS NOT ROUNDED

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios designated the following amounts as distributions of long-term capital gains:

InvestEd Growth Portfolio	$6,109,462
InvestEd Balanced Portfolio	4,730,851
InvestEd Conservative Portfolio	—

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

2011	ANNUAL REPORT	21

BOARD OF TRUSTEES AND OFFICERS

InvestEd Portfolios

Each of the individuals listed below serves as a trustee for the Trust (3 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Ivy Funds Variable Insurance Portfolios (26 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (31 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present); Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present); Boettcher Aeriel, Inc. (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to 2011); Member of Kansas Foundation for Medical Care (until 2010); Trustee, Ivy Funds (31 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (insurance) (2009 to present)

John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); Trustee, Liberty Memorial Association (WWI National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present)

David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003 to 2005)

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of the College of Law, University Vice President and Director of Law Center, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director, Graymark HealthCare (2008 to present); Director and Shareholder, Valliance Bank N.A.; Independent Director, LSQ Manager, Inc. (2007 to present); Trustee, Melbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman and Trustee, Ivy Funds (31 portfolios overseen)

22	ANNUAL REPORT	2011

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None

Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant; Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998 to 2009)

Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services) (2003 to 2010); Director, Starlight Theatre of Kansas City (community service) (2000 to 2008); Director, Rockhurst University (education) (2003 to 2009); Director, March of Dimes Birth Defects Foundation, greater Kansas City chapter (2001 to 2009)

Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (until 2003); formerly, Dean, Bloch School of Business (1980 to 1986), Vice Chancellor (1988 to 1991), Chancellor (1992 to 1999), Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	Director, Menorah Medical Center Foundation; Director, Economic Development Corporation of Kansas City; Director, Country Club Bank, Kansas City; Trustee, Ivy Funds (31 portfolios overseen)
*	Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each a Predecessor Fund).

INTERESTED TRUSTEES

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Portfolio’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), each Portfolio’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Portfolio’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE/OFFICER SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011); formerly CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO and IICO (2005 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WDR, WRIMCO and IICO

Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed; Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City; Trustee, Ivy Funds (31 portfolios overseen)
*	Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

2011	ANNUAL REPORT	23

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)

Joseph W. Kauten 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)

Kristen A. Richards 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex

Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the funds in the Fund Complex (2000 to present)
*	This is the date when the Officer first became an officer of one or more Predecessor Funds.

24	ANNUAL REPORT	2011

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

InvestEd Portfolios

At its meeting on August 9 and 10, 2011, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement (“Management Agreement”) between WRIMCO and the Trust with respect to each of InvestEd Balanced Portfolio, InvestEd Conservative Portfolio and InvestEd Growth Portfolio. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Management Agreement for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio. WRIMCO provided materials to the Trustees that included responses to the request letter and other information WRIMCO believed was useful in evaluating the continuation of the Management Agreement (“Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Portfolio’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In addition, during the course of the year, W&R had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Portfolio.

Nature, Extent and Quality of Services Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement.

The Trustees considered WRIMCO’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees considered the information provided by WRIMCO regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure.

Portfolio Performance, Management Fee and Expense Ratio. The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable. The Trustees noted the independent fee consultant’s finding that the Portfolios had generally strong performance for the longer-term periods reviewed.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group.

Additional Considerations with Respect to Each Portfolio

InvestEd Balanced Portfolio

The Trustees considered that InvestEd Balanced Portfolio’s total return performance was higher than the Performance Universe median for the three-, five-, and seven-year periods and was higher than the Lipper index for the five- and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Service Plan”).

InvestEd Conservative Portfolio

The Trustees considered that InvestEd Conservative Portfolio’s total return performance was lower than the Performance Universe median for the one-, three-, and seven-year periods and was lower than the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2011. They

2011	ANNUAL REPORT	25

also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s conservative positioning, with small allocations to equity funds, had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 9, 2011, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Distribution and Service Plan.

InvestEd Growth Portfolio

The Trustees considered that InvestEd Growth Portfolio’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2011.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee and that the Portfolio’s overall expense ratio was lower than the Peer Group median. The Trustees considered that WRSCO’s administrative and shareholder servicing fee and its accounting services fee had been eliminated and WRIMCO had agreed to reimburse or pay all of the Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Distribution and Service Plan.

Profitability	and Economies of Scale

As noted above, the Trustees also considered that WRIMCO had contractually agreed to eliminate each Portfolio’s management fee, WISC had agreed to eliminate each Portfolio’s administrative and shareholder servicing fee and accounting services fee, and WRIMCO had agreed to reimburse or pay all of each Portfolio’s expenses other than fees paid pursuant to the Portfolio’s Distribution and Service Plan. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio, the Trustees considered the best interests of the Portfolio and the overall fairness of the Management Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;

•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;

•	the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio’s Management Agreement is fair and reasonable and that continuance of the Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

26	ANNUAL REPORT	2011

SUMMARY OF INDEPENDENT FEE CONSULTANT REPORT

The Disinterested Trustees of Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and Waddell & Reed InvestEd Portfolios (“Invested”) (collectively, and including their respective series, the “Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which proposed management fees paid by the Funds to Waddell & Reed Investment Management Company (“WRIMCO”) are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees on August 10, 2011 in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

ANALYSIS OF THE PROCESS

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors to Funds within Ivy Funds VIP. The Report stated that the IFC participated throughout the contract renewal process.

ANALYSIS OF MATERIALS

The Disinterested Trustees received and considered informational materials that were prepared by WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) and The Lipper Company (“Lipper”) in response to the data requested by the Disinterested Trustees through each Fund’s Compliance & Governance Committee and K&L Gates LLP, counsel to the Funds and the Disinterested Trustees. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that mutual fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

The Report stated that, overall, the Funds reflect strong comparative performance in the 3-, 5-, 7- and 10-year periods ended March 31, 2011. The 5- and 7-year performance has almost 80% of the Funds in the first two quartiles of their performance universes. The 3-year performance has 66% of the Funds in the first two quartiles. The Report noted that 1-year performance for the period ended March 31, 2011, has 77% of the Funds in the first two quartiles compared to 30% for the one-year period ended March 31, 2010.1

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2010 to 2011. With respect to the Funds within Advisors Funds, the Report stated that, in aggregate, 55% of the Funds within Advisors Funds have management fees above their peer group median a slight improvement over the 2010 median of 56%. The change in actual management fees, by Fund, range from a 2.3 basis point reduction to a 1.5 basis point increase. With respect to the Funds within Ivy Funds VIP, the Report stated that, in aggregate, 58% of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that the average ranking of 59% had increased slightly from last year. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report noted that, with the exception of the Ivy Funds VIP Energy Portfolio and Pathfinder Portfolios, all of the Advisors Funds and Ivy Funds VIP realized a reduction in total expense ratios between 2010 and 2011. The Report also noted that certain Funds have higher total expenses than the peer groups and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The Report noted that all Funds except the money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

1. The Report noted that the 2010 one-year performance is reflected in lower 3-year rankings for the current year.

2011	ANNUAL REPORT	27

(4) Management Fees for Other Clients

The Report noted that Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fees. The Report stated that actual management fee variances can be explained by the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or the fact that certain Funds have fee waivers. The Report further noted that the Funds within Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees considering comparable asset levels and breakpoints.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to, among other factors, the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds to the funds’ investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the contract renewal process, reviewed the materials, and reached the following conclusions: (1) the contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) the materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the Funds’ Boards of Trustees; and (3) the discussion which took place leading up to and at the meetings of the Disinterested Trustees and the Funds’ Boards of Trustees was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

28	ANNUAL REPORT	2011

ANNUAL PRIVACY NOTICE

InvestEd Portfolios

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2011	ANNUAL REPORT	29

PROXY VOTING INFORMATION

InvestEd Portfolios

Proxy Voting Guidelines

A description of the policies and procedures the underlying Waddell & Reed Advisors Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

InvestEd Portfolios

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE

InvestEd Portfolios

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Fax your request to 800.532.2749.

•	Write to us at the address listed on the back cover.

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

30	ANNUAL REPORT	2011

InvestEd Portfolios

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

1.888.WADDELL

Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses associated with the InvestEd Plan carefully before investing. This and other information is found in the InvestEd Portfolios’ prospectus, the InvestEd Plan Program Overview and the Ivy Funds InvestEd 529 Plan Account Application, an additional copy of which can be obtained from your financial advisor. Please read these materials carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

2011	ANNUAL REPORT	31

ANN-INVESTED (12-11)

ITEM 2.    CODE OF ETHICS

(a)	As of December 31, 2011, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2010	$17,400
2011	22,900

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2010	$2,600
2011	2,600

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2010	$5,400
2011	5,400

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2010	$0
2011	153

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$8,000 and $8,153 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $151,246 and $252,623 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS
(Registrant)

By:	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 5, 2012

By:	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 5, 2012